SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             ----------------------



       Date  of  Report  (Date  of  earliest  event  reported):  August 31, 2000
                                                                 ---------------



                        Access Health Alternatives, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



               Florida              000-26445             59-3542362
         ----------------------     ---------       ----------------------
   (State of incorporation or      (Commission         (I.R.S. Employer
          organization)            File Number)      Identification Number)



                  4619 Parkbreeze Court, Orlando Florida, 32808
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         (Address of principal executive offices)            (Zip Code)


      Registrant's  telephone  number,  including  area  code:  (407)  299-0629
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ITEM 6.     RESIGNATION  OF  REGISTRANT'S  DIRECTOR.
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On  August  29,  2000,  the  Registrant's  Board  of Directors was presented and accepted the resignation of Donald D. Metchick as an office and director. Mr. Metchick's resignation letter is incorporated herein by reference and filed as Exhibits 6.1.

A press release was disseminated on August 29, 2000. The information contained in the press release is incorporated herein by reference and filed as Exhibit
6.2  hereto.


ITEM 7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.
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(c)        Exhibit.

6.1        Resignation  letter  of  Mr.  Donald  D.  Metchick
6.2        The  Registrant's  Press  Release  dated  August  29,  2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ACCESS  HEALTH  ALTERNATIVES
                                               -----------------------------
                                               (Registrant)



Date:  August 31, 2000                         /s/  Daniel  J.  Pavlik
                                               --------------------------
                                               Daniel  J.  Pavlik
                                               President,  Chairman,  and
                                               Chief  Executive  Officer



                                               /s/  Steven  Miracle
                                               -----------------------
                                               Steven  Miracle
                                               Chief  Operating  Officer


                                        2
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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number          Description
------          -----------
6.1             The  Resignation  Letter  of
                Donald  D.  Metchick

6.2             The  Registrant's  Press  Release
                dated  August  29,  2000


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